Exhibit 99.1
DRAFT Project Stealth Materials Prepared for the Samurai Board of Directors March 4, 2007 CONFIDENTIAL HIGHLY CONFIDENTIAL - NOT FOR DISTRIBUTION

Table of Contents Materials Prepared for the Samurai Board of Directors Project Stealth 1. Process Overview 2. Overview of Proposed Transaction 3. Public Market Perspective 4. Valuation Analysis Appendix

Process Overview

1 Process Overview Review of Process Timeline (1) Stealth conducted its Phase I management meeting with Strategic 3 in late November and received a non binding indication of interest in December 2006. (2) Stealth conducted a telephonic meeting with Financial 8 in November 2006 and Strategic 4 in February 2006. (1)(2)

2 Process Overview Contact Summary Breakdown (1) Telephonic conference call conducted with Financial 8 in November 2006 and with Strategic 4 in February 2006. (2) After consultation with Merrill Lynch and the Samurai Strategy Committee, Financial 1 and Financial 2 subsequently partnered. Financial 1 later submitted an independent final offer. (3) Excludes Financial 2. Actual names other than Vector have been excluded for confidentiality reasons.

3 Process Overview Summary of Final Offers Received (1) Submitted a non-binding indication of interest in September 2006 to acquire the Company at $22.00 per share. (2) Based on an initial indication of interest of $500 - $550 million to acquire the Company on a cash-free, debt-free basis.

Overview of Proposed Transaction

4 Overview of Proposed Transaction Evolution of Proposed Transaction with Vector Capital Date Event / Action

5 Overview of Proposed Transaction Summary of Key Terms (1) Assumes net cash of $84.5 million as of December 31, 2006 per flash report balance sheet less $35 million of selected one-time costs. (2) Based upon $58.7 million of projected financeable EBITDA for the 12 months ending March 31, 2007. [Subject to Negotiation]

6 Offer and Transaction Values Implied Offer Premiums Transaction Multiples Overview of Proposed Transaction Implied Multiple and Premiums Note: Dollars in millions, except per share values. (1) Based on 21.073 million basic shares outstanding and 2.938 million options in-the-money at the offer price with a weighted average exercise price of $19.02. (2) Assumes net cash of $84.5 million as of December 31, 2006 per flash report balance sheet less $35 million of selected one-time costs. (3) Excludes stock based compensation, non-recurring COGS, restructuring charges, amortization of acquired intangibles, litigation costs related to shareholder suits, litigation costs related to Restated Financials and Related Matters, and other miscellaneous one-time costs. (4) Source: Samurai management. (5) See page 12 for calculation of Unaffected Share Price. (6) Median of LMT, GD, NOC, LLL, SAI, HRS, VSAT, and SYPR.

7 Sources and Uses of Funds Summary Equity Commitments Overview of Proposed Transaction Summary Sources and Uses of Funds and Equity Commitments Information excluded for purposes of confidentiality. Note: Dollars in millions. Based on discussion with Vector Capital. (1) Net cash at December 31, 2006 was $84.5 million per Management. Net cash projected to be $90.3 million and $104.2 million at March 31, 2007 and June 30, 2007, respectively. (2) Based upon $58.7 million of projected financeable EBITDA for the 12 months ending March 31, 2007.

Public Market Perspective

Samurai: +12.9% 8 Public Market Perspective Samurai Relative Stock Performance Analysis Since January 2003 Security Composite(1): +57.1% 2003 Performance 2004 Performance 2005 Performance 2006-to-Date Performance Gov't Composite(2): +78.1% Source: FactSet. (1) Security composite includes: ALDN, ARM, AMCC, CHKP, ENTU, HIFN, MFE, MVSN, nCipher, SCUR, SYMC, VDSI and VRSN. (2) Government composite includes: GD, HRS, LLL, LMT, NOC, SAI, SYPR and VSAT.

Public Market Perspective

Relative Next Twelve Months ("NTM") P/E Multiples Analysis

Since January 2003

Samurai NTM P/E

Since / Period	Average
January 1 - October 2, 2006	13.5x
January 1, 2005	17.1x
March 15, 2004	17.7x
January 1, 2004	18.9x
January 1, 2003	24.3x

NTM P/E Differential to Security Composite[1]

Since / Period	Average
January 1 - October 2, 2006	(6.8x)
January 1, 2005	(6.9x)
March 15, 2004	(9.6x)
January 1, 2004	(9.0x)
January 1, 2003	(2.7x)

NTM P/E Differential to Government Composite[2]

Since / Period	Average
January 1 - October 2, 2006	(3.4x)
January 1, 2005	(0.2x)
March 15, 2004	0.0x
January 1, 2004	0.9x
January 1, 2003	6.2x



80.0x
70.0x
60.0x
50.0x
40.0x
30.0x
20.0x
10.0x
0.0x
1/1/2003
6/18/2003
12/4/2003
5/21/2004
11/6/2004
4/24/2005
10/10/2005
3/28/2006
9/13/2006
3/1/2007
Samurai: 24.2x
Security Composite(1): 23.3x
Gov't Composite(2): 17.7x
2003 Average
2004 Average
2005 Average
2006-to-10/2/06 Average

Name	High	Low
Samurai	56.0x	27.3x
Security Composite[1]	29.9x	16.8x
Government Composite[2]	20.8x	15.8x

Name	High	Low
Samurai	41.7x	14.4x
Security Composite[1]	62.7x	26.3x
Government Composite[2]	22.0x	18.3x

Name	High	Low
Samurai	22.6x	15.3x
Security Composite[1]	35.0x	21.8x
Government Composite[2]	18.3x	15.9x

Name	High	Low
Samurai	18.1x	9.8x
Security Composite[1]	23.2x	15.1x
Government Composite[2]	18.7x	15.2x

2003 Average

Samurai	39.1x
Security Composite[1]	24.0x
Government Composite[2]	18.5x

2004 Average

Samurai	23.3x
Security Composite[1]	36.2x
Government Composite[2]	19.3x

2005 Average

Samurai	18.6x
Security Composite[1]	27.5x
Government Composite[2]	17.3x

2006-to-10/2/06 Average

Samurai	13.5x
Security Composite[1]	20.3x
Government Composite[2]	17.0x

Source: FactSet.

Note: Government composite is based on GAAP basis.

(1) Security composite includes: ALDN, ARM, AMCC, CHKP, ENTU, HIFN, MFE, MVSN, nCipher, SCUR, SYMC, VDSI and VRSN.

(2) Government composite includes: GD, HRS, LLL, LMT, NOC, SAI, SYPR and VSAT.

HIGHLY CONFIDENTIAL – NOT FOR DISTRIBUTION

9

10 Public Market Perspective Recent Stock Price Performance Analysis Since October 2006 Stock Price Volume ('000s) Source: FactSet. (1) Security composite includes: ALDN, ARM, AMCC, CHKP, ENTU, HIFN, MFE, MVSN, nCipher, SCUR, SYMC, VDSI and VRSN. (2) Government composite includes: GD, HRS, LLL, LMT, NOC, SAI, SYPR and VSAT.

Public Market Perspective

Samurai Relative Stock Performance Analysis

Since October 2006



160.0%
140.0%
120.0%
100.0%
80.0%
Samurai: +56.6%
Gov't Composite(2): +8.6%
NASDAQ Composite: +7.4%
Security Composite(1): (2.4%)
Oct. '06 Performance
Nov. '06 Performance
Dec. '06 Performance
2007-to-Date Performance
10/2/2006
10/18/2006
11/4/2006
11/21/2006
12/7/2006
12/24/2006
1/10/2007
1/26/2007
2/12/2007
3/1/2007

Oct. '06 Performance

Samural	17%
Security Composite [1]	1%
Government Composite [2]	(1%)
NASDAQ	6%

Nov. '06 Performance

Samural	10%
Security Composite [1]	5%
Government Composite [2]	3%
NASDAQ	4%

Dec. '06 Performance

Samural	4%
Security Composite [1]	1%
Government Composite [2]	1%
NASDAQ	0%

2007-to-Date Performance

Samural	20%
Security Composite [1]	(7%)
Government Composite [2]	5%
NASDAQ	0%

Source: FactSet.

(1) Security composite includes: ALDN, ARM, AMCC, CHKP, ENTU, HIFN, MFE, MVSN, nCipher, SCUR, SYMC, VDSI and VRSN.

(2) Government composite includes: GD, HRS, LLL, LMT, NOC, SAI, SYPR and VSAT.

HIGHLY CONFIDENTIAL – NOT FOR DISTRIBUTION

11

12 Public Market Perspective Samurai's Hypothetical Unaffected Stock Price Assuming Samurai's share price had performed in-line with its government and security peers, today's hypothetical unaffected stock price would be between $17.85 and $19.86 Assuming Samurai's share price had performed in-line with the overall NASDAQ market, today's hypothetical unaffected stock price would be $19.64 Source: FactSet. (1) Based on offer price of $28.75 per share.

Public Market Perspective
Wall Street Analyst Expectation Analysis

Wall Street Estimate Overview

Dollars in millions, except per share data

Date	Firm	Price Target	Revenue 2007E	EPS 2007E	Valuation Methodology
2/27/2007	Friedman Billings Ramsey	$34.00	$319.6	$1.31	P/E
1/30/2007	Stifel Nicolaus	31.00	322.2	1.40	P/E & EV/Sales
1/10/2007	Avondale Partners	28.00	320.2	1.50	P/E
1/10/2007	Lehman Brothers	21.00	314.8	1.25	P/E
1/9/2007	Brean Murray, Carret & Co.	27.00	322.2	1.25	P/E & EV/Sales
2/27/2007	**Wall Street Avg.**	**$28.20**	**$319.8**	**$1.34**	

Historic Wall Street Estimates



15 14 15 14 14 12 14 14 13 12 12 12
100%
80%
60%
40%
20%
0%
73% 79% 93% 93% 93% 92% 71% 64% 62% 58% 58% 58%
27% 21% 7% 7% 7% 8% 29% 36% 38% 42% 42% 42%
Feb-07 Jan-07 Dec-06 Nov-06 Oct-06 Sep-06 Aug-06 Jul-06 Jun-06 May-06 Apr-06 Mar-06
Buy Hold
Total Number of Brokers

Wall Street Analyst Perspectives

"While the catalyst related to resolving stock option issues has largely passed, we believe there remains an opportunity for new management to alleviate a creditability discount we believe has been inherent in the stock's valuation."

Wall Street Research, 1/30/07

"View the appointment of a permanent CFO and F07 guidance as an incremental positive. While no EPS guidance was provided, believe higher legal expenses likely to bring estimates lower. Given option review, restatement and management transition issues we reiterate 2-EW and $21 price target."

Wall Street Research, 1/10/07

"We remain below Samurai's guidance, as we believe the Company was a bit aggressive in setting the revenue range for next year, given the ongoing problems in the Company's non-classified business segments. We believe the bigger issue around Samurai (which will move the stock in either direction) comes down to expense levels and cash generation, which will remain a bit of mystery until the Company reports results…"

Wall Street Research, 1/9/07

Source: Wall Street research.

HIGHLY CONFIDENTIAL – NOT FOR DISTRIBUTION

13

14 Public Market Perspective Shareholder Rotation YTD Top Buyers 9/30/06 - 12/31/06 Top Sellers from 9/30/06 - 12/31/06 Source: FactSet Lionshares. Note: Highlighted shareholders are hedge funds. (1) Represents change in basic shares. (2) Based on average stock price of $22.49 during the period from September 30, 2006 to December 31, 2006. (3) Represents percent of current basic shares outstanding of 21.073 million per Samurai management.

15 Public Market Perspective Ownership History Top 20 Institutional Holders Source: FactSet Lionshares. Note: Share counts in thousands. Highlighted shareholders are hedge funds. (1) Assumes shares purchased at average price for given period. Assumes shares sold on a FIFO methodology.

Valuation Analysis

16 Valuation Analysis Projected Income Statement Dollars in Millions, Except Per Share Values - Non-GAAP (1) Flash results do not include the impact of previously disclosed restatements. In addition, the amounts above are based on a preliminary close and as such may change and such changes may be material. The financial statements assume approximately $7 million of revenue and associated costs related to the sale of HSM's to SWIFT. While the Company believes there is a reasonable basis for recognition, this deal is under revenue recognition review by Ernst & Young (outside auditor) and as such there can be no assurance that this revenue will be recognized in the fiscal 2006 period. The receivables associated with this revenue have largely been collected as of January 2007. (2) Based on Board approved FY07 plan and revenue growth of 8.5% in FY08 and 7.5% in FY09 per Samurai management guidance (the "Management Base Case"). (3) Based on Board approved FY07 plan and Samurai management thereafter (the "Management Growth Case"). (4) Adjusted for the following: stock based compensation, non-recurring COGS, restructuring charges, amortization of acquired intangibles, litigation costs related to shareholder suits, litigation costs related to the Restated Financials and Related Matters, and other miscellaneous one-time costs. (5) Average of all Wall Street research analysts who updated their estimates post Samurai January 2006 earnings update.

17 Valuation Analysis Revenue and EBIT by Segment - Management Growth Case Dollars in Millions (1) Flash results do not include the impact of previously disclosed restatements. In addition, the amounts above are based on a preliminary close and as such may change and such changes may be material. The financial statements assume approximately $7 million of revenue and associated costs related to the sale of HSM's to SWIFT. While the Company believes there is a reasonable basis for recognition, this deal is under revenue recognition review by Ernst & Young (outside auditor) and as such there can be no assurance that this revenue will be recognized in the fiscal 2006 period. The receivables associated with this revenue have largely been collected as of January 2007. Adjusted EBIT (before corporate G&A) margins are based on estimates for FY06. (2) FY07-09 based on projections prepared by Samurai management (the "Management Growth Case"). (3) Includes $73 million of revenue from new products by 2009. (3)

18 Valuation Analysis GAAP EBIT to Non-GAAP EBIT Reconciliation Dollars in Millions Source: Q4 flash report as of February 16, 2007 and PwC quality of earnings analysis as of February 19, 2007.

19 Valuation Analysis Wall Street's Current Samurai 2007 Financial Projections Dollars in Millions Note: Average EPS calculation based on average fully diluted shares outstanding, not straight arithmetic average of EPS estimates. (1) Discounted price targets at 15.0%. (2) 2007 Y-o-Y Sales Growth based on respective analysts' estimates for Samurai's 2006 revenue. (3) Wall Street research consensus for analysts who updated financial projections post Samurai's January earnings call.

20 Valuation Analysis Comparable Company Performance Government Commercial (1) 2006 - 2008 Revenue CAGR (2) 2006 EBITDA Margin 2006 - 2008 EBITDA Margin Improvement Source: Wall Street research and Company filings. (1) Excludes comparable Commercial security companies with enterprise values greater than $500 million. (2) nCipher and Sypris Solutions represent 2006-2007 revenue growth. RMS OEM 79.3% 48.0% 23.3% 21.3% 25.1% 15.9% 19.3% NA NA 41.7% 25.0% 34.1% 72.1% NM NA NA EBITDA Growth - % 8.6% 7.9% 9.7% 10.1% Base Case Upside Case 19.6% 2007E EBITDA Margin (Budget) 2006 EBITDA Margin 234bps Base Case Upside Case 15.0%

21 Valuation Analysis Equity Value Per Share Note: All non-trading day values rounded to the nearest $0.25. Analysis, except for discounted cash flows, exclude any potential benefits from outstanding NOL's, valued at a range between $0 and $16 million. Certain prices based on 21.073 million basic shares, 4.536 million options with an average strike price of $24.08, net cash balance of $84.5 million and selected one-time costs of $35 million. (1) 2007 - 2009 based on the Management Base Case, 2010 - 2011 based upon management guidance of 7.5% revenue growth and flat margins. Exclude stock based compensation, non-recurring COGS, restructuring charges, amortization of acquired intangibles, litigation costs related to shareholder suits, litigation costs related to Restated Financials and Related Matters, and other miscellaneous one-time costs. (2) 2007 - 2009 based on the Management Growth Case, 2010 - 2011 based upon management guidance of 10% revenue growth and flat margins. Exclude stock based compensation, non-recurring COGS, restructuring charges, amortization of acquired intangibles, litigation costs related to shareholder suits, litigation costs related to Restated Financials and Related Matters, and other miscellaneous one-time costs. Public Comparables Acquisition Comparables As of March 1, 2007 Discount Rate of 15% Cost of Equity 17.0% - 19.0% Commercial Discount Rate 6.0% - 7.0% Perpetuity Growth 12.0% - 14.0% Classified Discount Rate 3.0% - 4.0% Perpetuity Growth 3 Month Trading Range Prior to October 2, 2006 - the Unaffected Date 14.0x - 16.5x 2007 EPS of $1.34 1.40x - 1.90x 2006 Sales of $295mm 9.0x - 11.5x 2006 EBITDA of $51mm 7.5x - 9.5x 2007 EBITDA of $46mm 14.0x - 16.5x 2007 EPS of $1.79 Discounted Cash Flows Street Case Management Base Case (1) (1) (1) Unaffected (10/2/06): $18.28 Offer Price: $28.75 (2)

22 Valuation Analysis Company Comparable Trading & Operating Statistics Note: All results exclude FAS123 stock-based compensation expense, amortization of intangibles and non-recurring items. All 2006 results are actuals where available. Harris excludes impact of Stratex transaction. Shaded companies represent those most comparable to Samurai. EV < $500mm mean calculations include Entrust, nCipher, Aladdin and Hi/Fn. (1) Enterprise Value = Market Value of Equity + Short-term Debt + Long-term Debt + Preferred Equity + Minority Interest - Cash and Marketable Securities. (2) Estimates obtained from Wall Street research and calendarized when necessary. (3) Earnings estimates and EPS growth obtained from First Call as of February 2007 and calendarized when necessary. (Dollars in Millions, Except Per Share Amounts)

23 Valuation Analysis Historical NTM P/E Differential Since January 2003 Samurai vs. Government Composite (2) Samurai vs. Security Composite (1) Source: FactSet. Note: Government composite is based on GAAP basis. (1) Security composite includes: ALDN, ARM, AMCC, CHKP, ENTU, HIFN, MFE, MVSN, nCipher, SCUR, SYMC, VDSI and VRSN. (2) Government composite includes: GD, HRS, LLL, LMT, NOC, SAI, SYPR and VSAT. 3/15/04: Samurai closes Rainbow acquisition

24 Valuation Analysis Sum of the Parts - Management Base Case Summary EBITDA by Segment - Fiscal Year 2007 Sum of the Parts Calculation Note: Dollars in millions, except per share values. (1) Per Samurai Management Base Case. (2) Assumes Classified initiative of $1.25 million for Type-1 PDA, Rights Management initiative of $0.9 million for RM Architecture and Commercial initiatives of $1.9 million for Very High Speed and web/other marketing. (3) Allocations based on Board approved 2007 plan. (4) Based on net cash as of December 31, 2006 per Management flash report. (5) Based on 21.073 million basic shares and 4.536 million options with an average strike price of $24.08.

25 Valuation Analysis Comparable Company Acquisitions - Government Note: All transaction values based on announced values. All results exclude FAS123 stock-based compensation expense and non-recurring items. (1) Transaction value and multiples not publicly disclosed. Dollars in Millions

26 Valuation Analysis Comparable Company Acquisitions - Commercial Note: All transaction values based on announced values. All results exclude FAS123 stock-based compensation expense and non-recurring items. Symantec-Altiris LTM / NTM statistics based on December 31, 2006 results. (1) Mean calculation excludes EMC's acquisition of RSA and Secure Computing's acquisition of Cyberguard. (2) Mean calculation excludes Secure Computing's acquisition of Cyberguard. Dollars in Millions

27 Valuation Analysis Discounted Cash Flow Summary Management Base Case (1) Management Growth Case (2) Note: Dollars in millions, except per share values. (1) 2007 - 2009 based on the Management Base Case, 2010 - 2011 based upon management guidance of 7.5% revenue growth and flat margins. (2) 2007 - 2009 based on the Management Growth Case, 2010 - 2011 based upon management guidance of 10% revenue growth and flat margins.

28 Valuation Analysis Other Valuation Considerations SEC and Department of Justice investigations Class action lawsuits Uncertain audit completion timing Material weakness Stock option backdating Revenue recognition and reserve items Next? Financial Transparency of GAAP to non-GAAP reporting Material difference in results Recurring versus non-recurring costs "True EBITDA" Ability to develop new products Ability to maintain / expand margins Leadership Lack of long term CEO

Appendix

LBO Analysis

29 LBO Analysis Management Base Case - Illustrative LBO at $28.75 Per Share Sources and Uses Credit Statistics and Financial Projections Return Summary (5) Note: Dollars in millions, except per share data. 2007 - 2009 based on the Management Base Case, 2010 - 2011 based upon management guidance of 7.5% revenue growth and flat margins. (1) Offer Value based on 21.073 million basic shares and 2.938 million options in-the-money with an average strike price of $19.02. (2) Assumes net cash of $84.5 million as of December 31, 2006 per flash report balance sheet less $35 million of selected one-time costs. (3) Based upon $58.7 million of projected financeable EBITDA for the 12 months ending March 31, 2007. (4) Net cash at December 31, 2006 was $84.5 million per Management. Net cash projected to be $90.3 million and $104.2 million at March 31, 2007 and June 30, 2007, respectively. (5) Assumes transaction closes March 31, 2007.

30 LBO Analysis Management Growth Case - Illustrative LBO at $28.75 Per Share Sources and Uses Credit Statistics and Financial Projections Return Summary (5) Note: Dollars in millions, except per share data. 2007 - 2009 based on the Management Growth Case, 2010 - 2011 based upon management guidance of 10.0% revenue growth and flat margins. (1) Offer Value based on 21.073 million basic shares and 2.938 million options in-the-money with an average strike price of $19.02. (2) Assumes net cash of $84.5 million as of December 31, 2006 per flash report balance sheet less $35 million of selected one-time costs. (3) Based upon $58.7 million of projected financeable EBITDA for the 12 months ending March 31, 2007. (4) Net cash at December 31, 2006 was $84.5 million per Management. Net cash projected to be $90.3 million and $104.2 million at March 31, 2007 and June 30, 2007, respectively. (5) Assumes transaction closes March 31, 2007.

Vector Capital Profile

31 Vector Capital Profile Overview of Vector Capital Background Investment Strategy Relevant Portfolio Companies Founded in 1997 Headquartered in San Francisco, California Principal investment firm specializing in spinouts, buyouts and recapitalizations Over $600 million in assets under management Seeks to invest in software and information technology sectors Prefers to invest mainly outside of Silicon Valley Invests in complex opportunities in both public and private markets Makes two to three investments per year and eight to twelve investments per fund

32 Vector Capital Profile Alex Slusky - Managing Partner Overview of Vector Capital: Key Biographies Alex Slusky is the founder and managing partner of Vector Capital. His areas of expertise include infrastructure and applications software, corporate spinouts and technology buyouts. Mr. Slusky currently serves on the board of Savi Technology and as Chairman of the Board of LANDesk Software and Corel Corporation. Prior to their acquisitions, Mr. Slusky was also director of NetGravity (acquired by DoubleClick) and Acuity Corporation (acquired by Avaya). Mr. Slusky also led Vector's investments in RealNetworks and Extricity Software (acquired by Peregrine) Prior to Vector, Mr. Slusky led the technology equity practice at Ziff Brothers Investments, managing a portfolio of public and private technology investments. Before joining Ziff Brothers, Mr. Slusky was a partner at New Enterprise Associates, focusing on venture investments in software, communications and digital media. Prior to NEA, Mr. Slusky was a consultant at McKinsey & Company and a product manager at Microsoft Corporation Mr. Slusky has a B.A. in Economics, summa cum laude from Harvard University and an M.B.A. with high distinction (Baker Scholar) from Harvard Business School Chris Nicholson - Partner David Fishman - Principal Chris joined Vector Capital in 1999 and was the first senior investment professional recruited by the co-founders. Chris' investment focus includes enterprise software, software infrastructure and emerging software technologies. Chris also leads Vector's structuring and negotiation of complex transactions. He has worked with several Vector portfolio companies and serves on the Board of Directors of LANDesk Software and Corel Corporation Prior to joining Vector, Chris was a corporate and securities attorney with Wilson Sonsini Goodrich and Rosati, P.C. While at Wilson Sonsini, Chris's practice focused on a variety of corporate and securities law matters for emerging growth companies, investment banks and venture capital firms. In addition to working with entrepreneurs on day-to-day matters, Chris has transactional experience in initial and follow-on public offerings, public and private mergers and acquisitions and private equity transactions Chris received a B.A. in Economics/Business with a Specialization in Computing from the University of California, Los Angeles (magna cum laude) and a J.D. from University of California, Berkeley David is a principal at Vector Capital. Prior to joining Vector, David was a Managing Director at Goldman Sachs in the Mergers and Acquisitions area, focused primarily on technology and media transactions. David worked closely with senior management teams to analyze and execute a variety of strategic alternatives, including mergers, acquisitions, divestitures and leveraged buyouts. In his time at Goldman, David led or participated in over 30 transactions worth an aggregate value of $120 billion, including transactions involving Microsoft, eBay, Adobe, IBM, Oracle and PeopleSoft. Prior to Goldman Sachs, David worked at J.P. Morgan & Co. where he was responsible for raising debt financing for the firms corporate clients David has an M.B.A. with Distinction from the J.L. Kellogg School of Management at Northwestern University and a B.A. with departmental honors in Economics from Duke University

Discounted Cash Flow Analysis

33 Discounted Cash Flow Analysis Type-1 Government - Management Base Case Dollars in Millions Note: Values discounted back to December 31, 2006. (1) Consolidated results allocated based on G&A allocation of 33% detailed in Samurai's FY2007 Board approved plan. (2) Includes new business initiatives for Type-1 PDA.

34 Discounted Cash Flow Analysis Commercial Non-Government - Management Base Case Dollars in Millions Note: Values discounted back to December 31, 2006. (1) Consolidated results allocated based on G&A allocation of 67% detailed in Samurai's FY2007 Board approved plan. (2) Includes new business initiatives for Very High Speed, RM Architecture and Web/Other Marketing.

35 Discounted Cash Flow Analysis Type-1 Government - Management Growth Case Dollars in Millions Note: Values discounted back to December 31, 2006. (1) Consolidated results allocated based on G&A allocation of 33% detailed in Samurai's FY2007 Board approved plan. (2) Includes new business initiatives for Type-1 PDA.

36 Discounted Cash Flow Analysis Commercial Non-Government - Management Growth Case Dollars in Millions Note: Values discounted back to December 31, 2006. (1) Consolidated results allocated based on G&A allocation of 67% detailed in Samurai's FY2007 Board approved plan. (2) Includes new business initiatives for Very High Speed, RM Architecture and Web/Other Marketing.

Weighted Average Cost of Capital

37 Weighted Average Cost of Capital Government Note: Dollars in millions. (1) For each comparable, represents 60 month Adjusted Beta as sourced from ML Alpha Book and Bloomberg. (2) Unlevered Beta = Levered Beta/(1 + ((1 - Tax Rate) * Debt/Equity)). Ten year U.S. Government Bond Yield as of March 1, 2007. Represents average of Unlevered Betas of comparable group. Represents levering of the average Unlevered Beta of the comparables at Target's capital structure. Levered Beta = (Unlevered Beta)*(1+(1-Tax Rate)*(Debt/Equity)). Size premium based on Ibbotson Associates 2006 Yearbook of premiums for small cap companies in comparison to large cap companies. Represents difference between geometric mean of annual total returns for the S&P 500 from 1926 - 2005 and the annual income returns on a series of government bonds with approximately 20 years to maturity from 1926 - 2005. Data Source: Ibbotson Associates 2006 Yearbook. Company specific risk premium based on risks posed by pending litigation, current SEC and DOJ investigations, lack of audited financials and lack of a permanent CEO. Based on market estimates. WACC equals ((Net Debt/Capitalization * (Cost of Debt * (1 - Tax Rate))) + (Equity/Capitalization * Levered Cost of Equity)).

38 Weighted Average Cost of Capital Commercial Non-Government Note: Dollars in millions. (1) For each comparable, represents 60 month Adjusted Beta as sourced from ML Alpha Book and Bloomberg. (2) Unlevered Beta = Levered Beta/(1 + ((1 - Tax Rate) * Debt/Equity)). Ten year U.S. Government Bond Yield as of March 1, 2007. Represents average of Unlevered Betas of comparable group. Represents levering of the average Unlevered Beta of the comparables at Target's capital structure. Levered Beta = (Unlevered Beta)*(1+(1-Tax Rate)*(Debt/Equity)). Size premium based on Ibbotson Associates 2006 Yearbook of premiums for small cap companies in comparison to large cap companies. Represents difference between geometric mean of annual total returns for the S&P 500 from 1926 - 2005 and the annual income returns on a series of government bonds with approximately 20 years to maturity from 1926 - 2005. Data Source: Ibbotson Associates 2006 Yearbook. Company specific risk premium based on risks posed by pending litigation, current SEC and DOJ investigations, lack of audited financials and lack of a permanent CEO. Based on market estimates. WACC equals ((Net Debt/Capitalization * (Cost of Debt * (1 - Tax Rate))) + (Equity/Capitalization * Levered Cost of Equity)).

Net Operating Losses

39 Net Operating Losses Valuation of Net Operating Losses Source: Samurai management. (1) Estimated NOL available based on $11 million purchase price times AFR of 4%. (2) Top end of range determined by applying a 15% discount rate to tax shields.

Analysis of Strategic 1 Offer

Analysis of Strategic 1 Offer
Overview of Strategic 1 Proposal

Overview of Proposal

- **$165 million in cash**
  - Cash-free, debt-free basis
- Assumes that the Government Business will be transferred to Strategic 1 with all current employees, intellectual property, equipment facilities and working capital used in or required to continue to operate the business as presented to Strategic 1
- Offer is conditioned on the following:
  - Appropriate royalty free cross-licenses for any shared intellectual property
  - Mutually satisfactory service agreement to ensure the Government business has adequate access to technology resident in the commercial businesses of Samurai
  - Transition services agreement for a period of time to be mutually determined
  - Two year employment agreement by Chris Fedde
- Final approval will be required by the Strategic 1 Board of Directors
- Offer expires on March 1st, 2007
- Open diligence items:
  - Identification of key employees not to be transferred
  - Review of all shared technology and IP
  - Review of the material, government funded development contracts included in the new product development plan
  - Review of restated financials
  - Review of the net assets to be transferred and the cash flow requirements of the Government Business

Analysis of Offer

($ in millions, except per share values)

Strategic 1 Offer Value	**$165**
Assumed Tax Basis[1]	-
Gross Taxable Proceeds	$165
Available U.S. NOL's	(36)
Net Taxable Proceeds	$129
Tax Leakage (@35% tax rate)	(45)
Net After-Tax Proceeds	**$120**
Multiple of 2006E Classified EBITDA[2]	***7.2x***
Multiple of 2006 Classified Revenue[3]	***1.2x***

Enterprise Value / Multiple of Commercial Non-Government Required to Breakeven

Breakeven Samurai Stock Price	**$28.00**	**$29.00**	**$30.00**	**$31.00**
Shares Outstanding	22.027	22.095	22.167	22.244
Equity Value	$617	$641	$665	$690
Less: Existing Cash	(85)	(85)	(85)	(85)
Plus: One-time Charges	35	35	35	35
Less: After-tax Proceeds from Sale to Strategic 1	(120)	(120)	(120)	(120)
Implied Ent. Value of Commercial	**$447**	**$471**	**$496**	**$520**
Multiple of 2006E Commercial EBITDA[4]	***15.9x***	***16.8x***	***17.6x***	***18.5x***
Multiple of 2006 Commercial Revenue[3]	***2.9x***	***3.0x***	***3.2x***	***3.4x***

(1) *Guidance per Samurai management.*
(2) *2006E Classified EBITDA estimated to be 45% of total Company EBITDA of $51 million per Q4 flash report.*
(3) *Based on actual amounts reported by Samurai management.*
(4) *2006E Commercial EBITDA estimated to be 55% of total Company EBITDA of $51 million per Q4 flash report.*

HIGHLY CONFIDENTIAL – NOT FOR DISTRIBUTION

40

41 Merrill Lynch prohibits (a) employees from, directly or indirectly, offering a favorable research rating or specific price target, or offering to change such rating or price target, as consideration or inducement for the receipt of business or for compensation, and (b) Research Analysts from being compensated for involvement in investment banking transactions except to the extent that such participation is intended to benefit investor clients. This proposal is confidential, for your private use only, and may not be shared with others (other than your advisors) without Merrill Lynch's written permission, except that you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the proposal and all materials of any kind (including opinions or other tax analyses) that are provided to you relating to such tax treatment and tax structure. For purposes of the preceding sentence, tax refers to U.S. federal and state tax. This proposal is for discussion purposes only. Merrill Lynch is not an expert on, and does not render opinions regarding, legal, accounting, regulatory or tax matters. You should consult with your advisors concerning these matters before undertaking the proposed transaction. Disclaimers